UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2024

Dynamix Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42414	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1980 Post Oak Blvd., Suite 100

PMB 6373

Houston, TX, 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792 5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which each class is registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DYNXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DYNX	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	DYNXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2024, Dynamix Corporation (the “Company”) consummated its initial public offering (“IPO”) of 16,600,000 units (the “Units”), including the issuance of 1,600,000 Units as a result of the underwriters’ partial exercise of their option to purchase additional Units. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $166,000,000. The underwriters retain their right to exercise their over-allotment option to purchase up to 650,000 additional Units.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-280719) for the IPO, originally filed with the U.S. Securities and Exchange Commission on July 8, 2024 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated November 20, 2024, by and between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”) and Seaport Global Securities LLC (“Seaport,” together with CCM, the “Representatives”), as representatives of the several underwriters (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated November 20, 2024, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 20, 2024, by and among the Company, the Company’s sponsor, DynamixCore Holdings, LLC (the “Sponsor”), and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated November 20, 2024, by and between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated November 20, 2024, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated November 20, 2024 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated November 20, 2024 (the “Underwriters Private Placement Warrants Purchase Agreement,” together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), by and among the Company and the Underwriters, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated November 20, 2024, by and between the Company and Volta Tread LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On November 20, 2024, simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 5,985,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Underwriters at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,985,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2024, in connection with the IPO, Diaco Aviki, Tyler Crabtree and Lynn A. Peterson (the “New Directors” and, collectively with Andrea Bernatova, the “Directors”) were appointed to the board of directors of the Company (the “Board”), and Philip Rajan was appointed as the Company’s Vice President of M&A and Strategy. Effective November 20, 2024, each of Diaco Aviki, Tyler Crabtree and Lynn A. Peterson was also appointed to the Board’s Audit Committee, and each of Diaco Aviki and Lynn A. Peterson was appointed to the Board’s Compensation Committee.

The Company will reimburse the Directors and Mr. Rajan for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles and pay reasonable consulting, success or finder fees.

Other than the foregoing, none of the Directors or Mr. Rajan is party to any arrangement or understanding with any person pursuant to which they were appointed as directors or officers, nor is any such person party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2024, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on November 20, 2024. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 22, 2024, the Company posted an investor presentation to its website at https://dynamix-corp.com/events-presentations.php. The presentation slides include statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth therein. The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. A copy of the investor presentation is attached as Exhibit 99.3 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $166,415,000, comprised of $160,430,000 of the net proceeds from the IPO (which amount includes $6,640,000 of the underwriter’s deferred discount) and $5,985,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to fund the Company’s working capital requirements (subject to an annual limit of 10% of interest earned on funds held in the trust account), to pay taxes, if any, and up to $100,000 for dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within the completion window (which is (x) the period ending on the date that is 24 months from the closing of the IPO, or such earlier liquidation date as the Company’s board of directors may approve, in which the Company must complete an initial business combination or (y) such other time period in which the Company must complete an initial business combination pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association) or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of the Company’s public shares if we are unable to complete an initial business combination within the completion window, subject to applicable law.

On November 20, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 22, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 20, 2024, by and between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC and Seaport Global Securities LLC, as representatives of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated November 20, 2024, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 20, 2024, by and among the Company, DynamixCore Holdings, LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated November 20, 2024, by and between the Company and Odyssey Transfer and Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 20, 2024, by and among the Company and certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated November 20, 2024, by and between the Company and DynamixCore Holdings, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated November 20, 2024, by and among the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, Seaport Global Securities LLC and Clear Street LLC.

10.6	Administrative Services Agreement, dated November 20, 2024, by and between the Company and Volta Tread LLC.

99.1	Press Release, dated November 20, 2024.

99.2	Press Release, dated November 22, 2024.

99.3	Investor Presentation, dated November 22, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIX CORPORATION

Date: November 22, 2024	By:	/s/ Andrea Bernatova
		Name:	Andrea Bernatova
		Title:	Chief Executive Officer

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